Exhibit 10.53

Execution Copy

FIFTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

THIS FIFTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is entered into as of May 30, 2006 and amends in certain respects that Amended and Restated Credit Agreement, dated as of June 29, 2004, by and among WILLIS LEASE FINANCE CORPORATION, a Delaware corporation (the “Borrower”), each of the financial institutions that is, or pursuant to the terms thereof may become, a party as a Bank thereto (collectively, the “Banks”), NATIONAL CITY BANK, as Administrative Agent for the Banks (the “Administrative Agent”), and FORTIS BANK (NEDERLAND) N.V., as Structuring Agent and Security Agent for the Banks, as amended by that certain First Amendment to Amended and Restated Credit Agreement, dated as of September 24, 2004, that certain Second Amendment to Amended and Restated Credit Agreement, dated as of December 9, 2004, that certain Third Amendment to Amended and Restated Credit Agreement and Waiver, dated as of November 11, 2005, and that certain Fourth Amendment to Amended and Restated Credit Agreement, dated as of December 14, 2005 (as so amended, the “Credit Agreement”).

W I T N E S S E T H:

WHEREAS, the Borrower has requested an extension of the Revolving Loan Termination Date; and

WHEREAS, the Banks and the Agents are willing to agree to an extension of the Revolving Loan Termination Date on and subject to the terms and conditions hereinafter set forth;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.             Defined Terms.  Capitalized terms used herein and not otherwise defined herein shall have the respective meanings ascribed to them in the Credit Agreement.

2.             Credit Agreement Amendments. The Borrower hereby agrees, and, in reliance on the representations and warranties set forth in Section 3 hereof, the Banks and the Agents hereby agree, effective as of the date hereof, that the Credit Agreement is hereby amended as follows:

(a)           Section 2.1(a) is hereby amended to delete the reference therein to “May 31, 2006” and to substitute in lieu thereof “June 30, 2006.”

3.             Representations and Warranties.  The Borrower represents and warrants as follows:

(a)           The making and performance of the Amendment are within its power and authority and have been duly authorized by all necessary corporate action and do not and under present law will not require any consent or approval not obtained of any of its shareholders, or any other Person (including, without limitation, any Governmental Authority), do not and under present law will not violate any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award, do not violate any provision of its charter or by-laws, do not and will not result in any breach of any material agreement, lease or instrument to which it is a party, by which it is bound or to which any of its assets are or may be subject, and do not and will not give rise to any Lien upon any of its assets except the Lien in favor of the Security Agent contemplated under the Loan Documents.  This Amendment has been duly executed and delivered by the Borrower and constitutes the legal, valid and binding obligation of the Borrower, enforceable against it in accordance with its terms.

(b)           No Event of Default or Potential Default has occurred and is continuing, or, after giving effect to this Amendment, shall exist.

(c)           All representations and warranties set forth in the Loan Documents are true and correct as if made on and as of the date hereof, except in each case for representations and warranties which by their terms are expressly applicable to an earlier date, in which event such representations and warranties shall be true and correct as of such earlier date.

4.             Limitation of Amendment. This Amendment shall be limited precisely as written and shall not be deemed (a) to be an amendment, waiver or modification of any other term or condition of the Credit Agreement, any other Loan Document or any of the instruments or agreements referred to in any such document or a waiver of any Event of Default or Potential Default under the Credit Agreement, whether or not known to the Agents or any of the Banks or (b) to prejudice any other right or rights that the Agents or the Banks may now or in the future have under or in connection with the Credit Agreement, the Notes, any other Loan Document or any of the instruments or agreements referred to in any such document.

5.             Reference to and Effect on Loan Documents.  On and after the date hereof, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import, and each reference in the other Loan Documents to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby.  This Amendment shall constitute a Loan Document within the definition thereof in the Credit Agreement.

6.             Reaffirmation of Security Interest.  The Borrower hereby reaffirms as of the date hereof each and every security interest and Lien granted in favor of the Security Agent and the Banks under the Loan Documents, and agrees and acknowledges that such security interests and Liens shall continue from and after the date hereof and shall remain in full force and effect from and after the date hereof, in each case after giving effect to the Credit Agreement as amended by this Amendment, and the obligations secured thereby and thereunder shall include the Borrower’s obligations under the Credit Agreement as amended by this Amendment.  Each such reaffirmed security interest and Lien remains and shall continue to remain in full force and effect and is hereby in all respects ratified and confirmed.

7.             Further Assurances.  Each of the parties hereto hereby agrees, at the sole cost and expense of the Borrower, to do such further acts and things and to execute, deliver and acknowledge such additional agreements, powers and instruments as any party hereto may reasonably require to carry into effect the purposes of this Amendment.

8.             Costs and Expenses.  The Borrower hereby agrees to pay all costs and expenses of the Administrative Agent (including attorneys’ fees and expenses) incurred in connection with the negotiation, preparation, execution and delivery of this Amendment.

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9.             Governing Law.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CALIFORNIA, WITHOUT REGARD TO CALIFORNIA OR FEDERAL PRINCIPLES OF CONFLICTS OF LAWS.

10.           Severability.  The invalidity, illegality or unenforceability in any jurisdiction of any provision in or obligation under this Amendment shall not affect or impair the validity, legality or enforceability of the remaining provisions or obligations under this Amendment or of such provision or obligation in any other jurisdiction.  To the extent permitted by applicable law, the parties hereby waive any provision of law which renders any provision hereof prohibited or unenforceable in any respect.

11.           Counterparts.  This Amendment may be executed in two or more counterparts (and by different parties on separate counterparts), each of which shall be an original, but all of which together shall constitute one and the same instrument.  Execution and delivery of this Amendment by facsimile transmission shall constitute execution and delivery of this Amendment for all purposes, with the same force and effect as execution and delivery of an originally manually signed copy thereof.  This Amendment shall be effective upon the receipt by the Administrative Agent of counterparts of this Amendment duly executed by the Borrower, the Agents and each of the Banks.

12.           Headings; Binding Effect.  The headings of the several sections of this Amendment are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Amendment.  The provisions of this Amendment shall inure to the benefit of and be binding upon the parties hereto and their respective permitted successors and assigns.

13.           Consultation with Advisors.  The Borrower acknowledges that it has consulted with counsel and with such other experts and advisors as it has deemed necessary in connection with the negotiation, execution and delivery of this Amendment.  This Amendment shall be construed without regard to any presumption or any rule requiring that it be construed against the party causing this Amendment or any part hereof to be drafted.

14.           Entire Agreement.  This Amendment sets forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relative to such subject matter.  None of the terms or conditions of this Amendment may be changed, modified, waived or canceled, orally or otherwise, except as provided in the Credit Agreement.

[Remainder of page intentionally left blank; signatures on following pages]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

BORROWER:

WILLIS LEASE FINANCE CORPORATION

By:	/S/
	Name:	Robert M. Warwick
	Title:	Executive Vice President and Chief Financial Officer

Signature page 1 to
Willis Lease Finance Corporation
Fifth Amendment to Amended and Restated Credit Agreement

AGENTS AND BANKS:

NATIONAL CITY BANK, as Administrative Agent

By:	/S/
	Name:	Christos Kytzidis
	Title:	Senior Vice President

NATIONAL CITY BANK

By:	/S/
	Name:	Christos Kytzidis
	Title:	Senior Vice President

Signature page 2 to
Willis Lease Finance Corporation
Fifth Amendment to Amended and Restated Credit Agreement

FORTIS BANK (NEDERLAND) N.V., as Structuring Agent and Security Agent

By:	/S/
	Name:	M. H. Schipper
	Title:	Director

By:	/S/
	Name:	J. F. G. M. Woflhagen
Title:

FORTIS BANK (NEDERLAND) N.V.

By:	/S/
	Name:	M. H. Schipper
	Title:	Director

By:	/S/
Name:
Title:

Signature page 3 to
Willis Lease Finance Corporation
Fifth Amendment to Amended and Restated Credit Agreement

CALIFORNIA BANK & TRUST

By:	/S/
	Name:	J. Michael Sullivan
	Title:	Vice President

Signature page 4 to
Willis Lease Finance Corporation
Fifth Amendment to Amended and Restated Credit Agreement

WELLS FARGO BANK, NATIONAL ASSOCIATION

By:	/S/
	Name:	David M. Barnes
	Title:	Senior Vice President

Signature page 5 to
Willis Lease Finance Corporation
Fifth Amendment to Amended and Restated Credit Agreement

HSH NORDBANK AG, NEW YORK BRANCH

By:	/S/
Name:
Title:

By:	/S/
	Name:	Sylvie Morvan
	Title:	Vice President

Signature page 6 to
Willis Lease Finance Corporation
Fifth Amendment to Amended and Restated Credit Agreement

CITY NATIONAL BANK

By:	/S/
	Name:	Nanci Brusati Dias
	Title:	Senior Vice President

Signature page 7 to
Willis Lease Finance Corporation
Fifth Amendment to Amended and Restated Credit Agreement

LANDESBANKI ISLANDS HF.

By:	/S/
	Name:	Halldor Hafsteinsson
	Title:	Senior Manager Aviation Finance

By:	/S/
	Name:	S. Elin Sigfusdottir
	Title:	Managing Director Corporate Banking

Signature page 8 to
Willis Lease Finance Corporation
Fifth Amendment to Amended and Restated Credit Agreement

IXIS CORPORATE & INVESTMENT BANK

By:	/S/
	Name:	Thomas McGrath
	Title:	Executive Director Leveraged & Acquisition Finance

By:	/S/
	Name:	Andreas Herzog
	Title:	Director Leveraged & Acquisition Finance

Signature page 9 to
Willis Lease Finance Corporation
Fifth Amendment to Amended and Restated Credit Agreement

KAUPTHING BANK

By:	/S/
Name:
	Title:	Deputy Managing Director Corporate Banking

By:	/S/
Name:
Title:

Signature page 10 to
Willis Lease Finance Corporation
Fifth Amendment to Amended and Restated Credit Agreement

STATE BANK OF INDIA (LOS ANGELES AGENCY)

By:	/S/
	Name:	Sanjiv Chadha
	Title:	Chief Executive Officer

STATE BANK OF INDIA (CALIFORNIA)

By:	/S/
	Name:	Sunil K. Kowshal
	Title:	Vice President and Manager

Signature page 11 to
Willis Lease Finance Corporation
Fifth Amendment to Amended and Restated Credit Agreement